UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2009

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814)870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

1) On May 5, 2009, the voting shareholders of Erie Indemnity Company (the "Company") elected as directors twelve nominees at the annual meeting. The individuals elected are detailed in the press release attached as Exhibit 99.1. Also, at its board meeting on the same day, the Board re-elected the current executive management team of the Erie Insurance Group.

2) On May 5, 2009, the voting shareholders approved two amendments to the Company’s Bylaws pertaining to (i) the timing of the annual meeting of shareholders and (ii) its advance notice provisions relating to shareholder proposals. Following approval of these amendments by the shareholders, Section 2.01 of the Company’s Bylaws now provides that the annual meeting of shareholders may be held at any time prior to the first day of July, and Section 2.07 provides that a shareholder proposal must be received by the Company not later than 5:00 p.m. Eastern Time on the last business day of the calendar year prior to the calendar year in which such annual meeting of shareholders is to be held. Section 8.01 of the Company’s Bylaws requires that any amendment to Sections 2.01 or 2.07 be approved by the shareholders.

Amended Sections 2.01 and 2.07 were approved by the Company’s Board of Directors on December 8, 2008 along with other amendments designed to conform the Bylaws to certain changes in the Pennsylvania Insurance Holding Companies Act. Except for the changes to Sections 2.01 and 2.07 which became effective on May 5, 2009, the amendments to the Bylaws approved by the Company’s Board of Directors became effective January 1, 2009.

A copy of the Erie Indemnity Company Amended and Restated Bylaws are attached as Exhibit 99.2.

3) On May 5, 2009, the voting shareholders approved the continuation of the Company’s Annual Incentive Plan and Long-Term Incentive Plan for the purpose of qualifying the plans under Section 162(m) of the Internal Revenue Code of 1986.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated May 5, 2009
99.2 Erie Indemnity Company Amended and Restated Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

May 11, 2009	By:	James J. Tanous

Name: James J. Tanous
Title: Executive Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 5, 2009
99.2	Erie Indemnity Company Amended and Restated Bylaws